UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2017

DIEGO PELLICER WORLDWIDE. INC.

(Exact name of registrant as specified in its charter)

Delaware	333-189731	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4030 Seward Park Ave. S., Suite501, Seattle, Washington 98118

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (516) 900-3799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On May 12, 2017, the Board of Directors of Diego Pellicer Worldwide, Inc. (the “Company”) approved the dismissal of Paritz & Company, P.A. (“Paritz”) as the registered independent registered public accountant and ratified and approved the appointment of RBSM, LLP (“RBSM”) as the Company’s registered independent public accounting firm for calendar year 2017.

Other than the disclosure of an uncertainty regarding the ability of the Company to continue as a going concern which was included in Paritz’s report on our financial statements for the years ended December 31, 2016 and December 31, 2015, Paritz’s reports on the financial statements of the Company for the years ended December 31, 2016 and December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2016 and December 31, 2015 and the subsequent interim period preceding Paritz’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Paritz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses in the Company’s internal control over financial reporting as described in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2016 and December 31, 2015, which have not been corrected as of the date of this filing.

During the years ended December 31, 2016 and December 31, 2015 and the subsequent interim period preceding RBSM’s appointment, neither the Company nor anyone acting on its behalf consulted RBSM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

The Company provided a copy of the foregoing disclosures to Paritz on the date of the filing of this report and requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.8	Letter from Paritz & Company, P.A. to the Securities and Exchange Commission, dated May 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIEGO PELLICER WORLDWIDE, INC.

Date: May 17, 2017	By:	/s/ Chris Strachan, Chief Financial Officer
Chris Strachan, Chief Financial Officer